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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 9, 2006
                                                          ---------------

                           Jacksonville Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Federal                  000-49792                    33-1002258
----------------------------   -----------------          --------------------
(State or other jurisdiction   (SEC File Number)            (I.R.S. Employer
     of incorporation)                                     Identification No.)

              1211 West Morton Avenue, Jacksonville, Illinois 62650
              -----------------------------------------------------
                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (217) 245-4111


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                           CURRENT REPORT ON FORM 8-K
                           --------------------------


ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

                The Company announced its financial results at and for the year ended December 31, 2005. The news release is included as an exhibit.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

(a)             No financial statements of businesses acquired are required.

(b)             No pro forma financial information is required.

(c)             Attached as an exhibit is Jacksonville Bancorp, Inc.'s
                (the "Company") news release announcing its financial results at and for the year ended December 31, 2005.

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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        JACKSONVILLE BANCORP, INC.


DATE:  January 9, 2006          By:     /s/ Richard A. Foss
       ---------------                  ----------------------------------------
                                        Richard A. Foss
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

99.1 News release dated January 9, 2006 announcing its financial results at and for the year ended December 31, 2005.